UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2022

 CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2022, the Board of Directors (the “Board”) of Clearwater Paper Corporation (the “Company”) elected Jeanne M. Hillman, age 63, as a director, effective October 1, 2022.  Ms. Hillman will serve as one of the Board’s Class II directors whose members’ terms expire at the Company’s annual meeting to be held in 2025.  Ms. Hillman is expected to be appointed to the Audit Committee of the Board.

There was no arrangement or understanding between Ms. Hillman and any other person pursuant to which Ms. Hillman was elected as a director.  There are no transactions or relationships between the Company and Ms. Hillman that are reportable under Item 404(a) of Regulation S-K.

Ms. Hillman will receive compensation for her service pursuant to the Company’s existing directors’ compensation program described in the Company’s most recent Proxy, including a cash retainer for her Board and committee service and the receipt of phantom common stock units subject to the Company’s Deferred Compensation Plan for Directors. She will also enter into the Company’s standard indemnification agreement for directors and executive officers and be subject to the Company’s stock ownership guidelines for directors.

On September 26, 2022, the Company issued a press release announcing the election of Ms. Hillman to the Board.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit	Description

99.1	Press release issued by Clearwater Paper Corporation, dated September 26, 2022.
104	Cover Page Interactive Data file (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2022

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

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